UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2007

VICOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51475	20-2903491
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
2300 Corporate Blvd., N.W., Suite 123 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (561) 995-7313

SRKP 6, INC.

1900 Avenue of the Stars, Suite 310

Los Angeles, CA 90067

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure.

On April 3, 2007, Vicor Technologies, Inc., which until March 30, 2007 was known as SRKP 6, Inc. (the “Registrant”), issued a press release announcing that it had completed its previously announced acquisition of Vicor Technologies, Inc.  As part of that acquisition, the Registrant has changed its name to “Vicor Technologies, Inc.”  The text of the press release is attached hereto as Exhibit 99.1.  As required by the Securities and Exchange Commission, the Registrant plans to file a separate Form 8-K within four business days to report the information that would be included in a Form 10-SB.

The information furnished under Item 7.01 of this Current Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Text of press release of Vicor Technologies, Inc. dated April 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR TECHNOLOGIES, INC.

Date: April 3, 2007	By:	/s/ David H. Fater
David H. Fater President and Chief Executive and Financial Officer